                                      UAM Funds
                                      Funds for the Informed Investor/sm/



Rice, Hall, James Portfolios
Annual Report                                                  October 31, 2001

UAM FUNDS                                                       RHJ PORTFOLIOS
                                                                OCTOBER 31, 2001
--------------------------------------------------------------------------------
                            TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter...............................................      1

Performance Comparison
  Small Cap........................................................      7
  Small/Mid Cap....................................................      8

Statements of Net Assets
  Small Cap........................................................      9
  Small/Mid Cap....................................................     13

Statements of Operations...........................................     17

Statements of Changes in Net Assets
  Small Cap........................................................     18
  Small/Mid Cap....................................................     19

Financial Highlights
  Small Cap........................................................     20
  Small/Mid Cap....................................................     21

Notes to Financial Statements......................................     22

Report of Independent Accountants..................................     27
--------------------------------------------------------------------------------

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
November 7, 2001

Dear Shareholders:

The performance of the UAM Rice Hall James Small Cap Portfolio as of October 31, 2001 is presented below:

                              Current      Latest        Year        Latest
                               Month      3 Months      to-Date     12 Months
                              -------     --------     --------     ---------
Small Cap Portfolio            7.60%       -10.77%       3.73%        5.19%
Russell 2000                   5.85%       -11.36%     -10.41%      -12.70%

While the Rice Hall James Small Cap Portfolio was down only slightly less than the Russell 2000 Index, -10.77% versus -11.36%, respectively, in the fourth fiscal quarter, the latest 12 months demonstrate significantly better results for the Portfolio. The Russell 2000 Index reveals that small cap stocks were down almost 13%, yet the RHJ Small Cap Portfolio appreciated over 5% during the past 12 months.

The energy and financial service sectors were the market's strongest performers this quarter. Our continued underweighted position in the financial stocks (6% versus the Russell 2000's 22%) again punished the Portfolio in the form of opportunity cost as this market group depreciated only 5% in a down 11% market quarter. Our 18% weighting in energy helped the Portfolio this quarter, as it was down just 3%, considerably better than the Russell 2000 total index return of -11.36%.

Technology, nearly 18% of the Portfolio versus only 13% in the Russell 2000 Index, was a tremendous relative performer for the Portfolio this quarter, down less than 1%. This market sector dropped over 17%. Consumer discretionary stocks were overweighted in the Portfolio (20%) and performed poorly, down nearly 16% vs. the market sector's return of -11%.

The market value of the Small Cap Portfolio was $74.5 million as of October 31, 2001. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The performance of the UAM Rice Hall James Small/Mid Cap Portfolio as of October 31, 2001 is presented below. Three indices are provided for comparative purposes, the Russell Mid Cap, the Russell 2000 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices ("Blended Russell Index"). This 50/50 Blended Russell Index is the appropriate benchmark for

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

the RHJ Small/Mid Cap Portfolio Returns are shown for the most recent month, latest 3 months, calendar year-to-date and latest 12 months.

                            Current     Latest      Year to     Latest
                             Month     3 Months       Date     12 Months
                            -------    --------     --------   ---------

Small/Mid Cap Portfolio      4.39%      -9.45%       -4.56%       1.06%
50/50 Blended Russell        4.91%     -11.72%      -13.34%     -15.35%
Russell Mid Cap              3.96%     -12.09%      -16.28%     -18.02%
Russell 2000                 5.85%     -11.36%      -10.41%     -12.70%

What a wild quarter. Amid wage cuts, accelerating job layoffs and earnings concerns, the Russell 2000 and Russell Mid Cap indices had already fallen 9% and 8%, respectively, in the first five weeks of the quarter prior to the tragic September 11th attacks. From September 11 to September 21, these two indices fell another 13-14% in just 5 trading days. Thank goodness for the remarkable resilience of the market since the September 21, 2001 bottom. At this bottom, the Russell 2000 and Russell Mid Cap indices were down more than 20% quarter-to-date. As one can see from the above quarter-end numbers, the market rebound through the end of the October 2001 quarter erased most of the post September 11 market decline.

The relative performance of the Rice Hall James Small/Mid Cap Portfolio was strong in this fourth fiscal quarter, beating the Blended Russell Index by 2.27%, building on the already strong performance of the first three quarters of this fiscal year. The results for the latest 12 months portray the RHJ Small/Mid Cap Portfolio with a positive 1.06% return versus significantly negative results for the Blended Russell Index, the Russell Mid Cap and the Russell 2000, down 15.35%, 18.02% and 12.70%, respectively. This strong relative performance helped once again to widen the Portfolio's inception-to-date lead over all three of the above-mentioned indices.

While our overweighted technology sector (12.0% of the Portfolio) depreciated nearly 13%, it performed much better than the market technology sector, which was down approximately 18%. The Portfolio exposure to technology has remained high over the past 12 months as some good businesses in the telecommunications and technology areas have reached compelling stock price levels and we continue selectively picking away at them. This said, the old technology leadership is still not trading at bargain basement prices; the small to mid cap old economy issues remain the more rational investments and we suspect will be the new leadership. As classified by Russell, the consumer discretionary sector includes a wide variety of consumer stocks as well as business service issues, and accounted for about 25% of the RHJ Small/Mid Cap Portfolio. This Portfolio sector outperformed the similar

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
market sector by 5%, falling only 7% during the quarter Basic industry, or the materials and processing area accounted for 12% of the Portfolio and performed in line with both the market and the specific market sector During the past quarter, the market has moved from questioning whether or not there will be a recession to virtual assurance that we are in a recession. As a result, economically sensitive stocks lagged late in the quarter. The financial services area of the market was down less than the market as a whole and represented over 20% of the Russell indices. The RHJ Small/Mid Cap Portfolio had only a 5% representation in this area and therefore missed some opportunity on a relative basis.

The UAM RHJ Small/Mid Cap Portfolio is designed to replicate the Rice Hall James core equity style in which the overwhelming majority of RHJ separate accounts have been successfully managed for many years. The market value of the Small/Mid Cap Portfolio was $43.6 million as of October 31, 2001. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.


For the better part of two years, as one can tell from reading our past reports, we have been cautious on the financial markets and what we felt were excessive valuations for stocks, particularly those in the tech sector. The Rice Hall James investment team stuck to its discipline during this period and continued to focus on fundamental valuations and reward to risk in our stock picking. Meanwhile, the New Economy argument supporting the extreme valuations of the last two-plus years has suffered a painful death. We are now warming up to the market as a whole This is not to say that things go straight up from here. It will probably take three to four months to work through the fear and capitulation process that normally coincides with major market bottoms and it will be trying in the short-term. How bad will the economy get? No one can predict that. We certainly are faced with plenty of potential events, both real and imagined, to temporarily derail an economic recovery and/or a sustained market advance. While the market has bounced nicely off the September 21, 2001 bottom, we expect to retest the lows at least once before mounting a sustained advance. The levels seen at the bottom, though, were approaching what we would consider fair valuation given the current low and falling inflationary environment AND assuming some rebound in 2002 earnings It will take a while, but the reward to risk is again favorable. Valuations and predictability of earnings remain key.

Are there risks to our more positive stance? Definitely. Ten interest rate cuts in less than one year, marking a Fed directed interest rate drop of 450 basis points since January, lowered the Fed Funds rate from 6.5% to 2.0% Oil prices are down big year-

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
over-year and fiscal stimulus is strong, yet the economy still shows no sign of recovering. Long before the tragic events of September 11, 2001, the economy was struggling. It was well on its way into a recession and the Fed was clearly doing everything it could to stimulate the economy; but to no avail. We had already entered a significant profit downturn and the analysts' earnings estimate cuts and profit shortfalls continue at an accelerating pace. Additional concerns revolve around the fact that many of the new economy companies have never seen an economic downturn; many do not have business plans for such an environment. The bulk of financing for these companies was not the banks, but the financial markets and that money is no longer available. Some of the most highly valued Internet and technology companies are now struggling for survival. Involvement in the Internet has proven a necessity for virtually all companies
 -- customers and suppliers demand it. Companies are forced to invest to stay competitive, and it is still not clear when or if the companies themselves will be direct beneficiaries. Finally, with the threat of terrorism now present domestically, companies are forced to incur yet more expense, the costs of increased security measures and rapidly rising insurance premiums.

Beyond fundamentals, the stock market is certainly still at risk to periodic panics due to Anthrax scares, FBI warnings, possible additional attacks on American soil or simply the continuing negative news of being at war with the Taliban and al-Qaeda, not to mention possible significant involvement in other areas. This is the new American environment and the news flow is not positive.

This last point is very important. There is virtually no positive news. Investor and consumer expectations are extremely low. The University of Michigan Survey of Consumer Confidence reported a one-month drop in its index value of 91.5 in August 2001 to 83.6 in September, and this survey was taken prior to September
11. Suffice it to say that consumer confidence is hurting. The average investor has not made any money in the past 18 months. Thousands upon thousands of people are losing jobs and suffering wage cuts.

Most major bull markets end with fear and capitulation. We saw this phenomenon in the period immediately following September 11, 2001. The ten-day sell-off (5 actual trading days) was broad and deep, but it was also quick. The market has shown remarkable resilience since its September 21 bottom. Too much too soon? Probably. Our belief is that the market will experience more fear and capitulation before this bottoming process is complete. The recent market action, though, is encouraging; investors have not all run for the hills. The best news is that expectations have finally become more realistic. In other words, the investment public is no longer so optimistic regarding the financial markets, employment picture or the economy in

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
general. Perhaps the market will be pleasantly surprised with the economic data come mid-2002. Fortunately, the market discounts the future, not the present, and the future should produce increasingly good news.

Eventually lower interest rates, almost non-existent inflation, lower oil prices, fiscal stimulus and considerably lower equity valuations should combine to produce a healthy economic and market environment. While we are constructive on the markets over the next three years, it is important to note that we are not predicting 15% to 20% annualized returns for the market indices, large cap or small cap based. The fundamental picture is lining up nicely for stocks, but one must remember that stocks are still not cheap historically. Inflation and interest rates need to stay down and earnings need to recover to justify current and forward P/E ratios, particularly in the large cap area. Our constructive stance is predicated on expectations of single digit annualized returns for large caps and low double-digit returns for small caps. It will remain a stock picker's market; close attention to fundamentals and a strict valuation discipline will be key in a manager's ability to add value in the market environment we foresee.

Sincerely,

Rice, Hall, James & Associates

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
                       Definition of Comparative Indices
                       ---------------------------------

50/50 Blended Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell Mid Cap Index is an unmanaged comprised of 800 stocks of U.S. companies with mid-market capitalization.

         Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the
                      performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 2001
---------------------------------
                       Since
 1 Year    5 Years    7/1/94*
---------------------------------
  5.19%     11.54%     17.57%
---------------------------------

                                    [CHART]

                                                RICE, HALL,
                                                JAMES SMALL       RUSSELL 2000
                                               CAP PORTFOLIO          INDEX

Initial Investment Date 7/1/94                    $10,000            $10,000
Oct 94                                             11,140             10,651
Oct 95                                             15,884             12,603
Oct 96                                             18,971             14,698
Oct 97                                             24,935             19,009
Oct 98                                             19,733             16,756
Oct 99                                             24,511             19,248
Oct 00                                             31,134             22,599
Oct 01                                             32,750             19,729

                         Periods ended on October 31st

 * Beginning of operations. Index comparisons begin on 6/30/94.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 6.

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UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $10,000 Investment

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS**
                       FOR PERIOD ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------
                                                          Since
               1 Year                                    11/1/96*
--------------------------------------------------------------------------------
                1.06%                                     13.29%
--------------------------------------------------------------------------------

                                    [CHART]

                                  RICE, HALL, JAMES
                                    SMALL/MID CAP   RUSSELL 2000   RUSSELL MID   50/50 BLENDED
                                      PORTFOLIO        INDEX        CAP INDEX    RUSSELL INDEX
Initial Ivestment Date  11/1/96*       $10,000        $10,000        $10,000        $10,000
Oct 97                                 $12,676        $12,933        $12,877        $12,916
Oct 98                                 $13,098        $11,400        $13,453        $12,403
Oct 99                                 $13,270        $13,096        $15,756        $14,399
Oct 00                                 $18,458        $15,376        $19,495        $17,418
Oct 01                                 $18,654        $13,423        $15,982        $14,745

 * Beginning of operations. Index comparisons begin on 10/31/96.

** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

               See definition of comparative indices on page 6.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK -- 92.5%

                                                            Shares       Value
                                                           -------    ----------
BANKING -- 5.5%
  Cobiz ..................................................  60,000    $  834,000
  First State Bancorporation .............................  25,000       452,500
  Itla Capital* ..........................................  72,500     1,355,025
  Macatawa Bank ..........................................  50,000       789,000
  Trico Bancshares* ......................................  35,000       654,588
                                                                      ----------
                                                                       4,085,113
                                                                      ----------

BASIC INDUSTRIES -- 9.2%
  Applied Extrusion Technologies* ........................  99,300       790,428
  Buckeye Technologies* ..................................  60,000       531,000
  CoorsTek* ..............................................  37,570       995,605
  Crown Cork & Seal* ..................................... 250,000       455,000
  Foster Wheeler .........................................  75,000       378,750
  Intertape Polymer Group* ............................... 162,900     1,627,371
  Quanex* ................................................  40,000     1,038,000
  Spartech* ..............................................  50,000     1,025,000
                                                                      ----------
                                                                       6,841,154
                                                                      ----------

CAPITAL CONSTRUCTION -- 1.1%
  U.S. Concrete* ......................................... 134,400       813,120
                                                                      ----------

CONSUMER DURABLES -- 1.9%
  BE Aerospace* ..........................................  47,200       383,264
  Palm Harbor Homes* .....................................  46,000     1,023,592
                                                                      ----------
                                                                       1,406,856
                                                                      ----------

CONSUMER NON-DURABLES -- 4.6%
  Boston Beer, Cl A* .....................................  60,000       699,000
  Dover Downs Entertainment* .............................  40,000       480,000
  Horizon Organic Holding* ...............................  58,000       632,200
  Mortons Restaurant Group* ..............................  75,000       845,250
  O'Charleys* ............................................  50,000       799,500
                                                                      ----------
                                                                       3,455,950
                                                                      ----------

ENERGY RELATED -- 17.8%
  Comstock Resources* .................................... 195,000     1,478,100
  Denbury Resources* ..................................... 105,000       903,000
  KCS Energy* ............................................ 250,000       875,000
  Magnum Hunter Resources* ............................... 150,000     1,648,500
  Osca* ..................................................  83,000     1,512,260

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK -- continued

                                                          Shares        Value
                                                         -------     -----------
  Prima Energy* ........................................  30,000     $   729,300
  Pure Resources* ......................................  80,000       1,416,000
  Remington Oil & Gas* ................................. 102,000       1,754,400
  Ultra Petroleum* ..................................... 198,700       1,112,720
  Unit* ................................................ 170,000       1,861,500
                                                                     -----------
                                                                      13,290,780
                                                                     -----------

HEALTH CARE -- 9.9%
  Bioject Medical Technologies* ........................  58,600         592,446
  Cardiodynamics International* ........................ 241,590       1,183,791
  Igen International* ..................................  35,000       1,029,350
  Interpore International* .............................  89,500         750,905
  Lumenis* .............................................  52,700       1,048,730
  Ocular Sciences* .....................................  42,500         980,475
  PSS World Medical* ...................................  85,000         767,550
  Utah Medical Products* ...............................  91,500       1,018,395
                                                                     -----------
                                                                       7,371,642
                                                                     -----------

MISCELLANEOUS -- 1.1%
  Mastec* .............................................. 173,720         799,112
                                                                     -----------

RETAIL -- 3.1%
  Charlotte Russe Holding* .............................  22,500         319,500
  United Natural Foods* ................................  35,000         724,500
  Wild Oats Markets* ...................................  85,540         598,780
  Wilsons The Leather Experts* .........................  55,000         666,600
                                                                     -----------
                                                                       2,309,380
                                                                     -----------

SERVICES -- 13.9%
  Charles River Associates* ............................  41,500         788,085
  Cryptologic* .........................................  79,060       1,054,660
  Daisytek International* .............................. 149,000       2,083,020
  Dollar Thrifty Automotive Group* .....................  35,000         411,250
  Exponent* ............................................  60,000         599,610
  Hoenig Group* ........................................  60,000         603,000
  Keith* ...............................................  40,000         316,000
  MCSI* ................................................ 125,000       2,750,000
  Onyx Acceptance* ..................................... 102,500         563,750
  Pegasus Solutions* ................................... 113,000       1,158,250
                                                                     -----------
                                                                      10,327,625
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK -- continued

                                                          Shares        Value
                                                         -------     -----------
TECHNOLOGY -- 17.5%
  Advanced Digital Information* ........................  30,000     $   448,200
  BEI Technologies* ....................................  75,000       1,207,500
  C-COR.net* ...........................................  75,000         513,750
  Dendrite International* ..............................  77,000         763,840
  Eclipsys* ............................................  76,000         949,240
  Keynote Systems* .....................................  50,000         381,000
  MKS Instruments* .....................................  26,841         579,229
  PFSweb* ..............................................      33              31
  PLATO Learning* ......................................  49,600         704,320
  SBS Technologies* .................................... 110,000       1,688,500
  Scansource* ..........................................  20,000         858,800
  Silverstream Software* ............................... 150,000         615,000
  Symmetricom* ......................................... 100,000         560,000
  Take-Two Interactive Software* .......................  50,000         696,500
  Trizetto Group* ......................................  75,000         727,500
  WatchGuard Technologies* .............................  92,600         838,030
  Webex Communications* ................................  50,000       1,540,000
                                                                     -----------
                                                                      13,071,440
                                                                     -----------

TELECOMMUNICATIONS -- 2.3%
  Datum* ............................................... 155,000       1,720,500
                                                                     -----------

TELEPHONES & TELECOMMUNICATIONS -- 1.7%
  Comarco* ............................................. 100,500       1,276,350
                                                                     -----------

TRANSPORTATION -- 2.9%
  Covenant Transport, Cl A* ............................  57,500         776,250
  Railamerica* .........................................  64,200         747,930
  UTI Worldwide* .......................................  50,000         628,000
                                                                     -----------
                                                                       2,152,180
                                                                     -----------

  TOTAL COMMON STOCK
    (Cost $67,584,410) .................................              68,921,202
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2001

--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT -- 9.0%

                                                       Face
                                                      Amount           Value
                                                    ----------      -----------
REPURCHASE AGREEMENT -- 9.0%
  JP Morgan Chase Securities, Inc. 2.40%
    dated 10/31/01, matures 11/01/01, to be
    repurchased at $6,688,446 collateralized
    by $5,752,363 of U.S. Treasury Notes
    valued at $6,913,312 (Cost $6,688,000) ........ $6,688,000      $ 6,688,000
                                                                    -----------

  TOTAL INVESTMENTS -- 101.5%
    (Cost $74,272,410)(a) .........................                  75,609,202
                                                                    -----------

  OTHER ASSETS AND LIABILITIES, NET -- (1.5%) .....                  (1,111,545)
                                                                    -----------

NET ASSETS CONSIST OF:

  Paid in Capital .................................                  68,961,804
  Accumulated Net Realized Gain ...................                   4,199,061
  Unrealized Appreciation .........................                   1,336,792
                                                                    -----------

  TOTAL NET ASSETS -- 100.0% ......................                 $74,497,657
                                                                    ===========

  Institutional Class Shares:
  Shares Issued and Outstanding
    (Authorized 25,000,000 shares --
    $0.001 par value) .............................                   4,784,761
  Net Asset Value, Offering and Redemption Price
    Per Share .....................................                      $15.57
                                                                         ======

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $74,399,865. At October 31, 2001, net unrealized appreciation for all securities based on tax cost was $1,209,337. This consisted of aggregate gross unrealized appreciation for all securities of $9,637,181, and gross unrealized depreciation for all securities of $8,427,844.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK -- 92.1%

                                                            Shares       Value
                                                           -------    ----------
BANKS -- 2.0%
  Silicon Valley Bancshares* .............................  36,400    $  853,216
                                                                      ----------

BASIC INDUSTRIES -- 12.0%
  Autoliv ................................................  36,000       577,440
  Engelhard* .............................................  36,500       955,570
  Lubrizol* ..............................................  26,300       740,082
  OM Group* ..............................................   8,000       484,400
  Reynolds & Reynolds, Cl A* .............................  41,000       973,750
  SPX* ...................................................   8,800       876,480
  Valspar* ...............................................  18,500       621,045
                                                                      ----------
                                                                       5,228,767
                                                                      ----------

CAPITAL CONSTRUCTION -- 3.9%
  Covanta Energy* ........................................  72,100       938,742
  Shaw Group* ............................................  28,100       772,750
                                                                      ----------
                                                                       1,711,492
                                                                      ----------

CONSUMER DURABLES -- 2.3%
  Sensient Technologies* .................................  62,500     1,016,250
                                                                      ----------

CONSUMER NON-DURABLES -- 9.3%
  CEC Entertainment* .....................................  14,100       546,234
  Dreyer's Grand Ice Cream ...............................  17,400       568,980
  Fleming* ...............................................  31,800       766,380
  Suiza Foods* ...........................................  16,300       961,211
  Valassis Communications* ...............................  28,650       893,880
  Valuevision International, Cl A* .......................  24,000       327,360
                                                                      ----------
                                                                       4,064,045
                                                                      ----------

ENERGY RELATED -- 9.5%
  BJ Services* ...........................................  45,300     1,159,227
  Core Laboratories* .....................................  64,300     1,048,090
  Key Energy Services* ................................... 112,300       977,010
  Noble Affiliates* ......................................  26,400       976,008
                                                                      ----------
                                                                       4,160,335
                                                                      ----------

HEALTH CARE -- 11.5%
  Albany Molecular Research* .............................  25,500       706,350
  Bio-Technology General* ................................  75,000       536,250
  Cytyc* .................................................  34,500       904,590

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                           Shares        Value
                                                          -------     ----------
  ICN Pharmaceuticals* ..................................  32,100     $  777,141
  Pall* .................................................  37,900        769,370
  Priority Healthcare, Cl B* ............................  31,200        901,368
  Syncor International Corp-Del* ........................  14,100        408,900
                                                                      ----------
                                                                       5,003,969
                                                                      ----------

INSURANCE -- 3.1%
  American Financial Group* .............................  29,200        646,196
  Mercury General .......................................  16,000        695,200
                                                                      ----------
                                                                       1,341,396
                                                                      ----------

NATURAL RESOURCES -- 2.0%
  Martin Marietta Materials* ............................  22,400        894,208
                                                                      ----------

RETAIL -- 9.4%
  Ann Taylor Stores* ....................................  17,500        385,000
  Autonation* ...........................................  50,000        514,500
  Blockbuster, Cl A* ....................................  44,700      1,121,076
  Duane Reade* ..........................................  26,700        798,864
  Electronics Boutique Holdings* ........................  18,500        574,425
  Michaels Stores* ......................................  13,600        698,632
                                                                      ----------
                                                                       4,092,497
                                                                      ----------

SERVICES -- 11.5%
  ABM Industries ........................................   6,900        188,370
  Coinstar* .............................................  23,100        426,657
  Dollar Thrifty Automotive Group* ......................  11,400        133,950
  F.Y.I.* ...............................................  21,000        754,950
  GTECH Holdings* .......................................  13,830        551,817
  R.H. Donnelley* .......................................  39,900      1,053,360
  Speedway Motorsports* .................................  39,900        934,857
  United Stationers* ....................................  34,800        976,140
                                                                      ----------
                                                                       5,020,101
                                                                      ----------

TECHNOLOGY -- 12.0%
  Ascential Software* ................................... 154,200        582,876
  Autodesk ..............................................  24,300        807,246
  Coherent* .............................................  15,000        397,500
  Garmin* ...............................................  28,300        475,723
  Ingram Micro, Cl A* ...................................  75,300        963,840

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK -- continued

                                                           Shares       Value
                                                          -------    -----------
  Mentor Graphics* ......................................  48,600    $   921,456
  Optimal Robotics, Cl A* ...............................  12,300        362,604
  SonicWall,* ...........................................  49,300        700,060
                                                                     -----------
                                                                       5,211,305
                                                                     -----------

TELECOMMUNICATIONS -- 0.9%
  Openwave Systems* .....................................  48,800        377,224
                                                                     -----------

TRANSPORTATION -- 2.7%
  Forward Air* ..........................................  23,700        624,021
  Gatx* .................................................  20,800        550,160
                                                                     -----------
                                                                       1,174,181
                                                                     -----------

  TOTAL COMMON STOCK
    (Cost $40,440,356) ..................................             40,148,986
                                                                     -----------

SHORT-TERM INVESTMENT -- 7.7%

                                                            Face
                                                           Amount
                                                         ----------
REPURCHASE AGREEMENT -- 7.7%
  JP Morgan Chase Securities, Inc. 2.40% dated
    10/31/01, matures 11/01/01, to be repurchased at
    $3,345,223, collateralized by $2,877,042 of U.S.
    Treasury Notes valued at $3,457,690
    (Cost $3,345,000) .................................. $3,345,000    3,345,000
                                                                     -----------

  TOTAL INVESTMENTS -- 99.8%
    (Cost $43,785,356)(a) ..............................              43,493,986
                                                                     -----------

  OTHER ASSETS AND LIABILITIES, NET -- 0.2% ............                  93,033
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

                                                                       Value
                                                                    -----------
  Paid in Capital ................................................. $43,124,658
  Accumulated Net Realized Gain ...................................     753,731
  Unrealized Depreciation .........................................    (291,370)
                                                                    -----------
  TOTAL NET ASSETS -- 100.0% ...................................... $43,587,019
                                                                    ===========

  Institutional Class Shares:
  Shares Issued and Outstanding (Authorized 25,000,000
    shares -- $0.001 par value) ...................................   3,527,670
  Net Asset Value, Offering and Redemption Price Per Share ........      $12.36
                                                                         ======

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $43,795,225. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $301,239. This consisted of aggregate gross unrealized appreciation for all securities of $3,932,796, and gross unrealized depreciation for all securities of $4,234,035.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    RHJ PORTFOLIOS
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                   Small Cap       Small/Mid Cap
                                                   Portfolio         Portfolio
                                                  -----------      -------------
Investment Income
Dividends ....................................... $   181,374       $   175,053
Interest ........................................     481,338           179,922
                                                  -----------      ------------
  Total Income ..................................     662,712           354,975
                                                  -----------      ------------

Expenses
Investment Advisory Fees -- Note B ..............     579,611           264,743
Administrative Fees -- Note C ...................     126,039            90,436
Shareholder Servicing Fees -- Note F ............      76,340            13,082
Transfer Agent Fees .............................      32,316            22,438
Printing Fees ...................................      28,772            21,612
Registration and Filing Fees ....................      19,931             7,934
Custodian Fees ..................................      17,468             5,801
Legal Fees ......................................      15,529             8,044
Audit Fees ......................................      14,147            15,497
Directors' Fees -- Note E .......................       7,029             5,277
Other Expenses ..................................      12,623             5,918
                                                  -----------      ------------
Total Expenses ..................................     929,805           460,782
                                                  -----------      ------------


Less:
Investment Advisory Fees Waived -- Note B .......          --           (46,466)
                                                  -----------      ------------

  Net Expenses Before Expense Offset ............     929,805           414,316
                                                  -----------      ------------
Expense Offset -- Note A ........................      (5,587)              (56)
                                                  -----------      ------------
  Net Expenses After Expense Offset .............     924,218           414,260
                                                  -----------      ------------
Net Investment Loss .............................    (261,506)          (59,285)
                                                  -----------      ------------
Net Realized Gain on Investments ................   4,460,963           753,804
Net Change in Unrealized Appreciation
  (Depreciation) on Investments .................  (3,029,195)       (1,733,542)
                                                  -----------      ------------
Net Gain (Loss) on Investments ..................   1,431,768          (979,738)
                                                  -----------      ------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ............................... $ 1,170,262       $(1,039,023)
                                                  ===========      ============

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended        Year Ended
                                                                          October 31,       October 31,
                                                                             2001              2000
                                                                          -----------      ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Loss ................................................... $  (261,506)     $   (253,250)
  Net Realized Gain .....................................................   4,460,963         8,620,775
  Net Change in Unrealized Appreciation (Depreciation) ..................  (3,029,195)        4,643,151
                                                                          -----------      ------------

  Net Increase in Net Assets Resulting from Operations ..................   1,170,262        13,010,676
                                                                          -----------      ------------
Distributions:
  Net Realized Gain .....................................................  (8,367,564)       (7,955,046)
                                                                          -----------      ------------
Capital Share Transactions:
  Issued ................................................................  99,978,762        29,594,645
  In Lieu of Cash Distributions .........................................   8,335,410         7,898,169
  Redeemed .............................................................. (88,777,156)      (28,789,388)
                                                                          -----------      ------------
  Net Increase from Capital Share Transactions ..........................  19,537,016         8,703,426
                                                                          -----------      ------------
  Total Increase ........................................................  12,339,714        13,759,056
Net Assets:
  Beginning of Period ...................................................  62,157,943        48,398,887
                                                                          -----------      ------------
  End of Period ......................................................... $74,497,657      $ 62,157,943
                                                                          ===========      ============
Shares Issued and Redeemed:
  Issued ................................................................   6,147,460         1,747,438
  In Lieu of Cash Distributions .........................................     588,243           529,013
  Redeemed ..............................................................  (5,543,228)       (1,698,434)
                                                                          -----------      ------------
  Net Increase in Shares Outstanding ....................................   1,192,475           578,017
                                                                          ===========      ============

The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                                   RHJ SMALL/MID CAP PORTFOLIO

-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                           Year Ended       Year Ended
                                                                           October 31,      October 31,
                                                                              2001             2000
                                                                          ------------     ------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income (Loss) .......................................     $   (59,285)     $     3,634
  Net Realized Gain ..................................................         753,804        7,582,762
  Net Change in Unrealized Appreciation (Depreciation) ...............      (1,733,542)        (962,795)
                                                                           -----------      -----------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations ....................................................      (1,039,023)       6,623,601
                                                                           -----------      -----------
Distributions:
  Net Investment Income ..............................................          (3,641)              --
  Net Realized Gain ..................................................      (6,569,030)              --
                                                                           -----------      -----------
  Total Distributions ................................................      (6,572,671)              --
                                                                           -----------      -----------
Capital Share Transactions:
  Issued .............................................................      33,318,748       18,274,434
  In Lieu of Cash Distributions ......................................       6,108,729               --
  Redeemed ...........................................................      (9,436,253)     (23,921,273)
                                                                           -----------      -----------
  Net Increase (Decrease) from Capital Share Transactions ............      29,991,224       (5,646,839)
                                                                           -----------      -----------
  Total Increase .....................................................      22,379,530          976,762
Net Assets:
  Beginning of Period ................................................      21,207,489       20,230,727
                                                                           -----------      -----------
  End of Period (including undistributed net investment income
    of $0 and $3,634, respectively) ..................................     $43,587,019      $21,207,489
                                                                           ===========      ===========
Shares Issued and Redeemed:
  Issued .............................................................       2,534,411        1,051,466
  In Lieu of Cash Distributions ......................................         508,637               --
  Redeemed ...........................................................        (698,440)      (1,437,606)
                                                                           -----------      -----------
  Net Increase (Decrease) in Shares Outstanding ......................       2,344,608         (386,140)
                                                                           ===========      ===========




The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                                                     RHJ SMALL CAP PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
                                                                                     Selected Per Share Data & Ratios
                                                                       For a Share Outstanding Throughout Each Period

                                                                          Years Ended October 31,
                                                     ----------------------------------------------------------------
                                                       2001         2000          1999           1998          1997
                                                     --------     --------      --------       --------      --------
Net Asset Value,
  Beginning of Period ............................    $ 17.30      $ 16.06       $ 12.94        $ 18.76       $ 15.73
                                                      -------      -------       -------        -------       -------
Income from Investment Operations:
Net Investment Loss ..............................      (0.05)       (0.07)        (0.03)         (0.06)        (0.08)
Net Realized and Unrealized Gain
  (Loss) .........................................       0.71         3.98          3.15          (3.47)         4.59
                                                      -------      -------       -------        -------       -------
  Total from Investment Operations ...............       0.66         3.91          3.12          (3.53)         4.51
                                                      -------      -------       -------        -------       -------
Distributions:
  Net Investment Income ..........................         --           --            --             --            --
  Net Realized Gain ..............................      (2.39)       (2.67)           --          (2.29)        (1.48)
                                                      -------      -------       -------        -------       -------
  Total Distributions ............................      (2.39)       (2.67)           --          (2.29)        (1.48)
                                                      -------      -------       -------        -------       -------
Net Asset Value, End of Period ...................    $ 15.57      $ 17.30       $ 16.06        $ 12.94       $ 18.76
                                                      =======      =======       =======        =======       =======
Total Return .....................................       5.19%       27.02%        24.21%        (20.86)%       31.44%
                                                      =======      =======       =======        =======       =======
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ....................................    $74,498      $62,158       $48,399        $42,219       $51,772
Ratio of Expenses to Average Net
  Assets .........................................       1.21%        1.19%         1.29%          1.16%         1.21%
Ratio of Net Investment Loss
  to Average Net Assets ..........................      (0.34)%      (0.43)%       (0.67)%        (0.48)%       (0.53)%
Portfolio Turnover Rate ..........................        148%         130%          132%           120%          158%




The accompanying notes are an integral part of the financial statements.


UAM FUNDS                                                                        RHJ SMALL/MID CAP PORTFOLIO

------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            Selected Per Share Data & Ratios
                                                              For a Share Outstanding Throughout Each Period

                                                                                                   November 1,
                                                          Years Ended October 31,                   1996* to
                                              ----------------------------------------------       October 31,
                                               2001         2000         1999         1998            1997
                                             --------     --------     --------     --------        --------
Net Asset Value,
  Beginning of Period .....................   $ 17.93      $ 12.89      $ 12.89      $ 12.64         $ 10.00
                                              -------      -------      -------      -------         -------
Income from
  Investment Operations:
  Net Investment Income (Loss) ............     (0.02)          --        (0.05)       (0.01)           0.03
  Net Realized and
    Unrealized Gain .......................      0.04++       5.04         0.22         0.42            2.64
                                              -------      -------      -------      -------         -------
  Total from Investment
    Operations ............................      0.02         5.04         0.17         0.41            2.67
                                              -------      -------      -------      -------         -------
Distributions:
  Net Investment Income ...................     (0.00)#         --           --        (0.00)#         (0.03)
  Net Realized Gain .......................     (5.59)          --        (0.17)       (0.16)             --
                                              -------      -------      -------      -------         -------
  Total Distributions .....................     (5.59)          --        (0.17)       (0.16)          (0.03)
                                              -------      -------      -------      -------         -------
Net Asset Value,
  End of Period ...........................   $ 12.36      $ 17.93      $ 12.89      $ 12.89         $ 12.64
                                              =======      =======      =======      =======         =======
Total Return+ .............................      1.06%       39.10%        1.31%        3.33%          26.76%***
                                              =======      =======      =======      =======         =======
Ratios and
  Supplemental Data

Net Assets,
  End of Period (Thousands) ...............   $43,587      $21,207      $20,231      $21,780         $12,957
Ratio of Expenses to
  Average Net Assets ......................      1.25%        1.26%        1.25%        1.25%           1.25%**
Ratio of Net Investment
  Income (Loss) to Average
  Net Assets ..............................     (0.18)%       0.02%       (0.47)%      (0.12)%          0.24%**
Portfolio Turnover Rate ...................        61%         119%          78%          83%             56%

  *  Commencement of Operations.
 **  Annualized
***  Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for the year ended October 31, 2001 for a share outstanding throughout the period does not accord with aggregate net losses on investments for that period because of the sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  #  Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

        1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

        2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

         3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

         Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

         4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

         The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

         Permanent book and tax differences primarily relating to net operating losses resulted in reclassifications as follows:

                                    Undistributed    Accumulated
                                   Net Investment   Net Realized       Paid
     Rice, Hall, James Portfolios       Income          Gain        In Capital
     ----------------------------  --------------   ------------   ------------
     Small Cap ...................     $261,506      $(261,506)      $     --
     Small/Mid Cap ...............       59,292             (6)       (59,286)

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

         5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets for custodian balance credits.

         6. Accounting Standards Issued But Not Yet Adopted: On
     November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide, "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolios does not expect any material impact on results of operations or financial condition of the Portfolios upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement") UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     Pursuant to the Agreement, each Portfolio paid UAMFSI 0.073% per annum of its average daily net assets, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, UAMFSI was paid the following amounts from each of the Portfolios and paid the following to SEI, DST and UAMSSC for their services:

                               Administration   Portion Paid    Portion Paid    Portion Paid
Rice, Hall, James Portfolios        Fees           to SEI          to DST        to UAMSSC
----------------------------   --------------   ------------    ------------    ------------
Small Cap ....................    $58,778         $23,153          $8,355         $6,771
Small/Mid Cap ................     41,613          17,412           6,620          5,255

     Effective April 1, 2001, SEI (the "Administrator") was appointed as the Administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, each Portfolio pays the Administrator 0.073% per annum of its average daily net assets and an annual base fee of $54,500. For the seven months ended October 31, 2001, the Administrator was paid $67,261 and $48,823 for the Small Cap and the Small/Mid Cap Portfolios, respectively.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, PBHGSSC was paid $12,361 and $7,061 by the Small Cap and Small/Mid Cap Portfolios, respectively.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

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UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $109,277,542 and $38,934,000 and sales of $97,987,993 and $17,826,503 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2001, the Portfolios had no borrowings under the agreement.

     I. Other: At October 31, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                         No of                     %
Rice, Hall, James Portfolios          Shareholders             Ownership
----------------------------          ------------             ---------

Small Cap .............................    2                      56%
Small/Mid Cap .........................    2                      43%

UAM FUNDS                                                         RHJ PORTFOLIOS

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and  Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

    In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (two of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001

UAM FUNDS                                                         RHJ PORTFOLIOS

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Federal Income Tax Information (Unaudited):

At October 31, 2001 Rice, Hall, James Small Cap Portfolio and Small/Mid Cap Portfolio hereby designate $5,048,885 and $3,753,123, respectively, as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax return.

                                     NOTES

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
Officers and Directors

James F. Orr, III                       Linda T. Gibson
Director, President and Chairman        Vice President and Secretary

John T. Bennett, Jr.                    Sherry Kajdan Vetterlein
Director                                Vice President and Assistant Secretary

Nancy J. Dunn                           Christopher Salfi
Director                                Treasurer

Philip D. English                       Suzan M. Barron
Director                                Assistant Secretary

William A. Humenuk                      Molly S. Mugler
Director                                Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway,  Suite 1000
San Diego, CA 92101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109




                                           ------------------------------------
                                           This report has been prepared for
                                           shareholders and may be distributed
                                           to others only if preceded or
                                           accompanied by a current prospectus.
                                           ------------------------------------